Prospectus Supplement

John Hancock Funds II

Small Cap Value Fund (the fund)

Supplement dated October 14, 2021 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of January 4, 2022 (the Effective Date), Danielle S. Williams, CFA will be added as a portfolio manager for the fund. As of the Effective Date, Timothy J. McCormack, CFA, Shaun F. Pedersen and Edmond C. Griffin, CFA will continue as portfolio managers of the fund and, along with Danielle S. Williams, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Effective December 31, 2022, Timothy J. McCormack, CFA will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. McCormack will be removed from the Summary Prospectus as of December 31, 2022.

As of the Effective Date, the following will replace in its entirety the portfolio manager information under the heading “Portfolio management”:

Timothy J. McCormack, CFA[1] Senior Managing Director, Partner, and Equity Portfolio Manager Managed the fund since 2008	Shaun F. Pedersen Senior Managing Director, Partner, and Equity Portfolio Manager Managed the fund since 2008	Edmond C. Griffin, CFA Managing Director and Equity Portfolio Manager Managed the fund since 2020	Danielle S. Williams, CFA Managing Director and Equity Portfolio Manager Managed the fund since 2022

[1]	Effective December 31, 2022, Timothy J. McCormack, CFA will no longer serve on the fund’s investment management team.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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